Trade and Other Receivables	12 Months Ended
Dec. 31, 2022
Disclosure of Trade and Other Receivables [Abstract]
TRADE AND OTHER RECEIVABLES

16 TRADE AND OTHER RECEIVABLES

	2022	2021
	USD	USD

Trade receivables	8,279,582	4,488,090
Prepayments	113,036	221,099
Advances paid for content and service providers	1,745,561	566,501
Other receivables	1,117,162	219,587
Other financial assets (1)	17,947	145,434
Allowance for estimated credit losses	(951,455)	(235,164)
	10,321,833	5,405,547

(1) The Group reclassified its bank balances in Lebanese Pounds equivalent of USD 17,947 (2021: USD 145,434) to other financial assets due to significant devaluation of Lebanese Pounds against US Dollar caused by the ongoing political and economic situation in Lebanon. Refer to note 29.

Trade receivables are non-interest bearing and are generally on terms of 30 to 120 days.

An analysis of expected credit losses is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by geographical region, product type, customer type and rating, and coverage by letters of credit or other forms of credit insurance). The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. This credit analysis performed by the Group resulted in an increase in the ECL provision expense of USD 716,291 as at 31 December 2022 (2021: USD 235,164) (refer to note 8).

At December 31, 2022 and 2021, the ageing analysis of unimpaired trade receivables is as follows:

		Neither past due nor	Past due but not impaired
	Total	impaired	30-60 days	60-90 days	90-120 days	>120 days
	USD	USD	USD	USD	USD	USD
2022	7,328,127	5,452,577	612,213	788,516	77,116	397,705
2021	4,252,926	3,863,994	113,814	200,443	61,219	13,456